Goodwill and Intangible Assets, net	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets, net
Note 7 - Goodwill and Intangible Assets, net

During the year ended December 31, 2022, the Company’s quoted share price declined significantly, the decrease in the Company’s market capitalization and lower than expected growth rate in each of the two reporting units were considered by management as indicators of potential impairment which required an impairment analysis. The analysis included revised revenue growth assumptions, operating profit margins and a revised cash flow projection, together with a reconciliation of the fair value of each of the reporting units to the Company’s market capitalization as of the day of the analysis. As a result, the Company recorded in 2022 goodwill impairment charges of $49.7 million, and intangibles impairment charges of $22.4 million, writing-off of the entire goodwill and the entire net intangibles assets as of the date of the analysis.

Changes in the carrying amount of the Company’s goodwill for the years ended December 31, 2022, and 2021 were as follows:

	2022	2021
	USD thousands	USD thousands

Balance on January 1,	37,000	-
Goodwill acquired	14,934	37,000
Currency translation adjustments	(2,248)	-
Impairment	(49,686)	-

Balance on December 31,	-	37,000

Changes in the carrying amount of the Company’s other intangible assets, net for the years ended December 31, 2022, and 2021 were as follows:

	2022	2021
	USD thousands	USD thousands

Balance on January 1,	9,621	-
Assets acquired:
Technology	7,881	10,021
Customer Relationships	9,454	-
Trademark	435	-
Amortization	(2,490)	(400)
Currency translation adjustments	(2,546)	-
Impairment	(22,355)	-

Balance on December 31,	-	9,621